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================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported) February 19, 1999
                                                      --------------------------

     ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 1999 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-Through Certificates Series 1999-1)

                         ABN AMRO MORTGAGE CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

             333-57027                                   36-3886007
---------------------------------          -------------------------------------
      (Commission File Number)              (I.R.S. Employer Identification No.)


181 West Madison Street, Chicago, Illinois                      60602
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                     (Zip Code)

                                 (248) 643-2530
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



================================================================================
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ITEM 5. OTHER EVENTS.

     On or about February 24, 1999, the Registrant will cause the issuance and sale of approximately $288,885,559 initial principal amount of Mortgage Pass-Through Certificates, Series 1999-1 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of February 1, 1999, among ABN AMRO Mortgage Corporation, as depositor, Chase Bank of Texas, National Association, as trustee and LaSalle Home Mortgage Corporation, as servicer.

     In connection with the sale of the Series 1999-1 Certificates (the "Certificates"), the Registrant has been advised by Bear Stearns & Co. Inc. ("Bear Stearns"), that Bear Stearns has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Certificates following the effective date of Registration Statement No. 333-57027 which Computational Materials are being filed as exhibits to this report.

     The Computational Materials have been provided by Bear Stearns. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

     The Computational Materials were prepared by Bear Stearns at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.


     In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.


 ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

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



                   ITEM 601(a) OF
                    REGULATION S-K
EXHIBIT NO.           EXHIBIT NO.           DESCRIPTION
-----------           -----------           -----------
   1                      99                Computational Materials--
                                            Computational Materials (as defined
                                            in Item 5) that have been provided
                                            by Bear Stearns to certain prospective
                                            purchasers of ABN AMRO Mortgage
                                            Corporation Mortgage Pass Through
                                            Certificates Series 1999-1 (filed
                                            in paper pursuant to the automatic
                                            SEC exemption pursuant to Release
                                            33-7427, August 7, 1997)


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ABN AMRO MORTGAGE CORPORATION
                                                     (Registrant)



Dated: February 22, 1999              By: /s/ Maria Fregosi
                                          ------------------------------------
                                      Name:      Maria Fregosi
                                      Title:     Vice President

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


                               INDEX OF EXHIBITS


                 Item 601(a) of          Sequentially
Exhibit          Regulation S-K            Numbered
Number             Exhibit No.            Description               Page
------             -----------            -----------               ----
Exhibit 1             99            Computational Materials           *



* Filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, August 7, 1997.